Exhibit 10.1

ASSIGNMENT OF INTEREST INSTRUCTIONS

Connie Cauthen\ Nora Marroquin	Date:	August 31, 2018
Escrow Officer	Title No.:	FFOM-TO18000834
Chicago Title Company	Escrow No.:	FWFM-4461800565CC\NM
1140 F Street, Suite 103	Property:	unknown
Reedley, CA 93654		Merced, CA 95344
Phone: (559)638-8348 Fax: (559)638-9876

Escrow/Settlement Agent is hereby instructed and directed that the Assignee(s) in the above numbered transaction is/are to be Tuttle Cross Dock, Inc., a California Corporation and you are hereby instructed to treat said Assignee(s) in all respects as though they were the original purchaser(s) to said transaction.

The undersigned Assignor(s) by signature(s) below, does hereby relinquish all of their rights, title and interest in and to the subject transaction and the property to which it pertains, and assign all such rights to the herein named Assignee(s). Further, all funds heretofore deposited by Assignor(s) are hereby unconditionally transferred to the account of said Assignee(s) without reimbursement to or collection for the account of the Assignor(s).

The undersigned Assignee(s), jointly and severally, hereby accepts the appointment as Assignee hereunder, and indicates that Tuttle Cross Dock, Inc. has/have received, read and approved all instructions controlling this transaction and any other related documents thereto, and accepts the obligations and rights imposed and granted thereunder.

IN WITNESS WHEREOF, the undersigned have executed this document on the date(s) set forth below.

ASSIGNOR(S):

/s/ James D. Ryan	9-7-2018
James D. Ryan, Authorized Member
Ryan Law Group, PLLC	Date

ASSIGNEE(S):

TUTTLE CROSS DOCK, INC.

BY:	/s/ Ryan Sweeney	9-7-2018
	Ryan Sweeney, President	Date

EI - Assignment of Interest Instructions SCA00000033.doc / Updated: 09.20.10	Page 1	Printed: 08.31.18 @ 03:22 PM by C\N CA-CT-FWFM-02180.054446-FWFM-4461800565

ASSIGNMENT OF INTEREST INSTRUCTIONS

(continued)

ACCEPTANCE BY SELLER

Undersigned Seller hereby accepts Buyer/Assignee in place of Assignor as the substituted party to said transaction, and agrees with Assignee to be bound by the terms of all instructions in all respects, as if Assignee was originally named therein as a party in place of Buyer/Assignor. SELLER ACKNOWLEDGES THAT SAID ASSIGNMENT MAY OR MAY NOT BE MADE AT A PROFIT.

IN WITNESS WHEREOF, the undersigned have executed this document on the date(s) set forth below:

SELLER(S):

Wallace Real Estate, LLC

BY:	/s/ Ottie J. Wallace	9/12/18
	Ottie J. Wallace	Date
Authorized Member

Ottie J. Wallace, Trustee of The Wallace Bypass Trust	9/12/18
Under the Ottie Joel and Elizabeth Wallace Family Trust	Date

Elbulinick PropertieS, LLC, a California
limited liability company

BY:	/s/ Ottie J. Wallace
Ottie J. Wallace
Trustee and Sole owner of Elbulinick Properties LL

EI - Assignment of Interest Instructions SCA00000033.doc / Updated: 09.20.10	Page 2	Printed: 08.31.18 @ 03:22 PM by C\N CA-CT-FWFM-02180.054446-FWFM-4461800565